Exhibit 10.1

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

FIRST AMENDMENT TO

MANUFACTURING AGREEMENT

AND AWARD LETTER

THIS FIRST AMENDMENT (the “First Amendment”) to the Manufacturing Agreement made on and as of May 20, 2002, (the “Agreement”) and related Award Letter made on and as of May 20, 2002 to the Agreement (the “Award Letter”) is hereby made and entered into as of March 10, 2005 (the “First Amendment Effective Date”), by and between DOT HILL SYSTEMS CORPORATION, a Delaware corporation, (hereinafter “Dot Hill”) whose principal place of business is 6305 El Camino Real, Carlsbad, California 92009, and SOLECTRON CORPORATION, a Delaware Corporation, on behalf of itself and its subsidiaries and affiliates, including but not limited to, Solectron Technology Singapore Pte. Ltd. and Solectron Europe B.V. and any other Offshore Business Headquarters (“OBHQs”), with its principal place of business at 847 Gibraltar Drive, Milpitas, California 95035 (hereinafter “Supplier”).

BACKGROUND:

WHEREAS, the parties have entered into the Agreement whereby Solectron acts as a contract manufacturer for Dot Hill;

WHEREAS, Dot Hill and Supplier entered into an Award Letter effective as of May 20, 2002 which requires Supplier to manufacture certain Product for Dot Hill subject to the terms and conditions set forth in both the Agreement and the Award Letter; and

WHEREAS, pursuant to Section 12.15 of the Agreement, Dot Hill and Supplier desire to amend certain portions of the Agreement and the Award Letter, as set forth below in this First Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Dot Hill and Supplier hereby agree to amend and do amend the Agreement and Award Letter, as follows:

FIRST AMENDMENT:

1.                                       Replace Section 3.4 (“Payment Terms”) of the Agreement with the following provisions:

3.4                                 Payment Terms.  Subject to Dot Hill’s receipt of validly submitted invoices from Supplier for Products previously delivered by Supplier to Dot Hill, Dot Hill will pay to Supplier (in U.S. Dollars unless otherwise specified in an Award Letter) all undisputed amounts that are included in such invoices for which Dot Hill reasonably believes are due to Supplier within [***] after the applicable Reconciliation Date in the table below, but in no event later than the last business day of Supplier’s then-current quarter-end following such applicable Reconciliation

*** Confidential Treatment Requested

Date.  Dot Hill may withhold payment for those amounts it reasonably believes are not properly due to Supplier, pending the potential resolution of a dispute; provided, however, that notice of such withheld payment is sent by Dot Hill to Supplier.  Dot Hill will pay the agreed upon amounts within [***] of resolution of the dispute.  Payment of an invoice will not constitute acceptance by Dot Hill of Products.  Upon agreement by Supplier, which will not be unreasonably withheld, delayed or conditioned, invoices will be subject to adjustment for any errors, shortages or rejected Products.  Supplier will provide Dot Hill with a credit memo within thirty (30) days after Dot Hill’s return of rightfully rejected Products for which Dot Hill has paid Supplier.  The information on Supplier’s invoices shall include, without limitation, the following information: purchase order number, Dot Hill part number(s), quantities, unit value and settlement currency, and freight charges (if applicable), each stated separately.  Invoices must be addressed to Dot Hill’s Accounts Payable Department, 6305 El Camino Real, Carlsbad, California, 92009.  With respect to all U.S. imports, the information provided on Supplier’s invoice shall, at a minimum, conform to all requirements in any applicable laws or regulations.

Date of Delivery of Products	Reconciliation Date
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

The parties acknowledge that the above payment provisions have been established based on the prior history of delivery by Supplier of Products to Dot Hill, as such history exists on the First Amendment Effective Date.  If the delivery pattern for Products changes in any material manner, then the Parties will promptly negotiate in good faith and enter into revised payment terms.

2.                                       Add Section 11.5 to Exhibit B to the Agreement as follows:

Supplier shall “level load” raw material components in order to build Finished Goods contained in Dot Hill’s supply plan in a balanced and consistent manner during the course of each calendar quarter of Dot Hill.  To help Supplier fund purchases of raw material components associated with the supply plan of Dot Hill for Products that Dot Hill plans to sell to [***], the parties agree to establish an Inventory Management Fund (“IMF”).  The baseline for the IMF and the precise way in which it will be calculated shall be determined and mutually agreed between Dot Hill and Supplier during the first week of each of Dot Hill’s quarters that are used for financial reporting purposes when the supply plan is formulated (e.g. currently January, April, July, and October).  Unless otherwise expressly agreed in writing by the authorized representatives of Dot Hill and Supplier, the IMF program and any calculation of the IMF shall consider only those planned purchases of raw material components by Supplier that are to be used in those Products that Dot Hill plans to sell to [***].  To administer the IMF program, Supplier shall provide to Dot Hill an IMF report in a mutually agreeable format on the [***] of each calendar month (or the immediately following business day after the [***] of a calendar

*** Confidential Treatment Requested

month if the [***] occurs on a weekend or on a U.S. holiday) and which contains all necessary information to calculate the IMF.

In each of the first two (2) months of each Dot Hill financial reporting quarter, the parties shall reconcile the net, undisputed IMF dollar difference within [***] after the later of the date on which such IMF report is due or the date on which Dot Hill’s receives the monthly IMF report from Supplier, and, thereafter, either Dot Hill will wire funds into the IMF or Supplier will wire funds out of the IMF to Dot Hill to cover the difference between (i) the aggregate manufacturing cost of the then-current quarter’s “level load” of Finished Goods manufactured by Supplier on such day based on Dot Hill’s prior supply plan for such then-current quarter, and (ii) the aggregate manufacturing cost of the actual Finished Goods that Dot Hill has purchased from Supplier at such time during such then-current quarter.

In the third month of each Dot Hill financial reporting quarter the parties shall reconcile the net, undisputed IMF dollar difference within [***] after the later of the date on which such IMF report is due or the date on which Dot Hill’s receives the monthly IMF report from Supplier but in no event later than the [***] of such month, and on such day or immediately thereafter, but in no event later than the penultimate business day of such month, either Dot Hill will wire funds into the IMF or Supplier will wire funds out the IMF to Dot Hill to cover the difference between (i) the aggregate manufacturing cost of the then-current quarter’s “level load” of Finished Goods (a) manufactured by Supplier on such day based on Dot Hill’s prior supply plan for such then-current quarter and (b) to be manufactured by Supplier prior to the end of such then-current quarter for intended delivery to Dot Hill by Supplier in accordance with such then-current supply plan of Dot Hill, and (ii) the aggregate manufacturing cost of the actual Finished Goods that Dot Hill (y) has purchased from Supplier at such time during such then-current quarter and (z) is scheduled to pull from Supplier during such then-current quarter based on such then-current supply plan of Dot Hill.

Either party may terminate the IMF program upon thirty (30) calendar days’ written notice to the other party.  Supplier will promptly remit to Dot Hill, within [***] after the date of any termination of the IMF program, all funds that exist in the IMF at such time.

3.                                       Replace Section 3.3.1 (“Product Pricing and Elements”) of the Agreement with the following:

3.3.1.                     Product Pricing and Elements. The pricing for the Products shall be set forth in the Award Letter.  The itemized pricing elements of Products (including material, material mark-up, labor and other value-added services and non-recurring engineering charges) for the then-current quarter and estimates for the following [***] shall be updated and provided by Supplier to Dot Hill during the first week of each quarter and more frequently if reasonably requested in writing by Dot Hill.

4.                                       Replace Section 3.3.3 (“Cost Reductions”) of the Agreement with the following:

3.3.3                        Cost Reductions. Supplier will actively achieve cost reductions on all materials and processes (including costs associated with assembly and test) associated with Product. Supplier will provide to Dot Hill an anticipated [***] cost reduction profile on a quarterly basis. Supplier is encouraged to suggest to Dot Hill changes to materials/processes, however small, that will result in improved performance, reliability or yield of Products.  Supplier will pass through the benefits of all cost reductions achieved as a result of the efforts of the Supplier one full quarter after their implementation for those units of inventory for which such cost reductions

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are implemented.  Additionally and notwithstanding anything to the contrary in this Agreement, all cost reductions that are: (a) achieved through the efforts of Dot Hill, or (b) received by Supplier based on pricing that is established [***] or Dot Hill with any third parties for raw materials or components (including without limitation drives or controllers) that are to be included in the Products, shall be passed through immediately by Supplier to Dot Hill for those units of Supplier inventory for which such cost reductions are implemented.

5.                                       Replace Section 2.1 (Products and Pricing) under Section 2, Products and Pricing/Initiatives, of the Award Letter with the following:

2.1                               Products and Pricing. Dot Hill may purchase Product(s) from Supplier at the prices in U.S. dollars as set forth in the Attachment A to this Award Letter, as such Attachment A shall be updated at any time and from time to time by Dot Hill and Supplier to reflect any product changes and cost reductions.   Dot Hill shall receive from Supplier a reduction in then-current prices for the cost reductions described in Section 3.3.3 (Cost Reductions) of the Agreement.  All cost reductions provided by Supplier shall be [***], i.e., the then-current prices will be reduced [***].  During the first week of each calendar quarter and more frequently as requested by Dot Hill, Supplier shall provide a detailed cost breakdown to Dot Hill for each Product covered by this Award Letter for the then-current quarter and estimates for the following [***].  Such cost breakdown will cover all then-current and estimated costs for the Products.

6.                                       Replace Attachment A to the Award Letter with the attached updated Attachment A.

7.                                       Replace Section 4.3 of the Exhibit B to the Agreement with the following:

Supplier shall deliver each FRU to Dot Hill no later than [***] after Supplier’s receipt of Dot Hill’s RMA request.  FRUs may be supplied from an exchange pool of Product that meets the Product Specifications provided by Dot Hill (the “FRU Pool”).  FRUs supplied by Supplier to Dot Hill will be free from any defects.  Supplier will be responsible for the management of the FRU Pool and will move FRUs in and out of the FRU Pool on a first-in, first-out basis in order to ensure that the oldest units of FRUs are delivered out of the FRU Pool first.  Supplier will keep a minimum and maximum inventory level of FRUs in the FRU Pool based on manufacturing and purchase lead times, transit time to hubs, and various other factors.  Dot Hill and Supplier will review by part number the quantity and type of FRUs in the FRU Pool frequently, but no less than on a quarterly basis.  Supplier will maintain a sufficient level of FRUs in the FRU Pool to satisfy Dot Hill’s demand for FRUs.  Any additional requirements for FRUs will be reasonably determined by Supplier and Dot Hill.

Beginning on January 1, 2005, while this Agreement is in effect Dot Hill will pay Supplier a monthly FRU Pool Fee that shall be determined in accordance with the table below.  Provided that Supplier uses its best efforts to meet all agreed delivery time frames in the table below, Dot Hill may not withhold its payment to Supplier of the below FRU Pool Fee if such agreed delivery time frames are not met by Supplier due to the existence of any causes beyond the Supplier’s reasonable control and those delayed deliveries shall not be considered in calculating Supplier’s performance in meeting the agreed delivery time frames.

In calculating the cost of total average amount of FRUs in the FRU Pool, the beginning and end of month Supplier purchase or manufacturing cost of FRUs included in the FRU Pool will be [***].  The FRU Pool Fee will be paid by Dot Hill to Supplier within [***] after receipt by Dot Hill of a proper and validly submitted invoice from Supplier, together with all relevant details and other information as to how the FRU Pool Fee was calculated by Supplier.

*** Confidential Treatment Requested

Percentage of FRU’s Delivered Within [***] of Receipt of Dot Hill’s Request	Monthly FRU Pool Fee to be Paid by Dot Hill
[***]%	[***]
[***]%	[***]
[***]%

[***]

[***]%	[***]

Upon the expiration or earlier termination of this Agreement, or the expiration of the Service Period that is described in Section 4.6 below, Supplier will (i) provide immediately to Dot Hill a detailed summary of the descriptions, quantities and Supplier’s purchase or manufacturing cost for each item included in the then-existing FRU Pool; and (ii) upon request by Dot Hill, perform immediate mitigation efforts to reduce the amount and size of the FRU Pool.  The mitigation efforts that Supplier will perform, upon request by Dot Hill, to reduce the amount and size of the FRU Pool will be substantially similar in all material respects to those mitigation efforts described in Section 3.12 of the base terms of the Manufacturing Agreement.

Subject to Dot Hill’s receipt from Supplier of the information in the preceding paragraph and the completion by Supplier of all mitigation efforts requested by Dot Hill to reduce the amount and size of the FRU Pool, Dot Hill will purchase the then-existing FRUs in the FRU Pool at a price that is determined based on the [***] for such FRUs [***] from the date on which such FRUs have initially been placed into the FRU Pool. For the purpose of this calculation, a [***] and [***] for such FRUs will be used to determine any amount required to be paid by Dot Hill for such FRUs.

8.                                       Replace Section 9 (“Notices”) of the Award Letter with the following:

Notices: Dot Hill and Supplier shall each assign an individual to administer the Agreement throughout its term (the “Administrators”).  Each party may change any such individual upon written notice to the other party.  Each such party shall inform the Administrator of the other in writing of any such change.

Dot Hill’s Administrator shall be:	Supplier’s Administrator shall be:

SENIOR V.P. - OPERATIONS	V.P., CONTRACTS AND COMPLIANCE
Dot Hill Systems Corporation	Solectron Corporation
6305 El Camino Real	847 Gibraltar Drive, Building 5
Carlsbad, California 92009	Milpitas, CA 95035 USA
Phone: (760) 931-5534	Phone: (408) 586-7990
Fax: (760) 931-5527	Fax: (408) 935-5925

cc: CONTRACTS COORDINATOR

*** Confidential Treatment Requested

The amendments to the Agreement and Award Letter that are made in this First Amendment shall have prospective force and effect on and after the First Amendment Effective Date, and will not retroactively affect any rights or obligations of the parties under the Agreement or the Award Letter.  Except as specifically amended by the foregoing terms and conditions of this First Amendment, all other terms and conditions of the Agreement and the Award Letter shall remain in full force and effect and shall be unaffected thereby.

IN WITNESS WHEREOF, the parties through their duly authorized representatives have executed this First Amendment to become effective as of the First Amendment Effective Date.

DOT HILL SYSTEMS CORPORATION

SOLECTRON CORPORATION

By	/s/ James Lambert	By	/s/ Michael Hartung
	Authorized Signature		Authorized Signature

Printed Name: James Lambert		Printed Name: Michael Hartung

Title: Chief Executive Officer		Title: Vice President, Worldwide Sales Operations

Dated: April 5, 2005		Dated: April 5, 2005

Attachment A

Part Code	Part Type	Part Desciption	Part Phase	Rev

[***]	[***]	[***]	[***]	[***]

	Number of Parts:	[***]

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1